SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                    October 27, 2000
Date of Report ...............................................................
                            (Date of earliest event reported)

                       CHRYSLER FINANCIAL COMPANY L.L.C.
 ..............................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware                   333-92583             38-2997412
 ..............................................................................
(State or other jurisdiction      (Commission)          (IRS Employer
  of incorporation)                 File No.)        Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)

                                                          (248) 512-3990
Registrant's telephone number, including area code............................

This filing relates to Registration Statement No. 333-92583.

Item 5.  Other Events.
         ------------

     In connection with the proposed offering of DaimlerChrysler Auto Trust 2000-D, Asset Backed Notes, Class A-2, Class A-3 and Class A-4, attached as
Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         --------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c) Exhibits:

         Exhibit 99

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHRYSLER FINANCIAL COMPANY L.L.C.


                                  By:/s/ B.C. Babbish
                                     -----------------------------------------
                                     B.C. Babbish
                                     Assistant Secretary

Date: October 31, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.             Description of Exhibit
-------           ----------------------

  99 Material prepared by Chrysler Financial Company L.L.C. in connection with DaimlerChrysler Auto Trust 2000-D pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody
           Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

                                  EXHIBIT 99



DaimlerChrysler Auto Trust 2000-D Structural and Collateral Materials

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.

                            Computational Materials

               DaimlerChrysler Auto Trust 2000-D Retail Auto ABS
               -------------------------------------------------

                 $1,500,000,000 Retail Auto Asset-Backed Notes

                       Chrysler Financial Company L.L.C.
                              Seller and Servicer

                $550,000,000 Class A-2 [ ]% Asset-Backed Notes
                $600,000,000 Class A-3 [ ]% Asset-Backed Notes
                $350,000,000 Class A-4 [ ]% Asset-Backed Notes

                                 Computational
                                   Materials

Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.

                               DaimlerChrysler

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. ("Chase Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at 212-834-3720.

                             CHASE SECURITIES INC.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Credit Suisse First Boston Corporation ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-469-7730.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither J.P. Morgan Securities Inc. ("J.P. Morgan") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the J.P. Morgan Structured Syndicate Desk at 212-648-0113.


Past performance is not indicative of future results. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the assets backing the securities or the performance characteristics of the securities. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

                               DaimlerChrysler

                       DaimlerChrysler AUTO TRUST 2000-D

            CHRYSLER FINANCIAL COMPANY L.L.C., Seller and Servicer

                              Subject to Revision
                       Term Sheet dated October 27, 2000

     The trust will issue $1,813,836,000 of securities backed by automobile and light duty truck receivables purchased directly from Chrysler Financial Company L.L.C.

-------------------------------------------------------------------------------

                            Total Securities Issued

-------------------- ------------------- -------------------- -----------------
                                           Fixed Per Annum
      Security         Principal Amount     Interest Rate        Legal Final
-------------------- ------------------- -------------------- -----------------

A-1 Notes(1)           $254,886,000                   %               n/a
 ...............................................................................
A-2 Notes              $550,000,000                   %            June 2003
 ...............................................................................
A-3 Notes              $600,000,000                   %          January 2005
 ...............................................................................
A-4 Notes              $350,000,000                   %           March 2006
 ...............................................................................
Certificates(1)         $58,950,000               n/a                 n/a
 ...............................................................................
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.

-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------

                            Initial Credit Enhancement for the Notes(1)



                         ------------------------ ------------------ ------------------- ------------------
                                                   Certificates(2)
                          Overcollateralization    (Subordinated)       Reserve Fund           Total
                         ------------------------ ------------------ ------------------- ------------------
Amount                         $86,157,837.54      $58,950,000.00      $4,534,590.00       $149,642,427.54
 ...........................................................................................................
Percentage of Total
Securities                        4.75%                 3.25%              0.25%               8.25%
 ...........................................................................................................
(1)  The expected excess cash flows generated from the difference between the interest collections on all the receivables and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.

(2)  The certificates do not bear interest.
-----------------------------------------------------------------------------------------------------------


                               TABLE OF CONTENTS

--------------------------------------------------
                  Section                    Page
--------------------------------------------------

o    TRANSACTION ILLUSTRATION                3
--------------------------------------------------
o    PARTIES TO THE TRANSACTION              4
--------------------------------------------------
o    SECURITIES ISSUED                       5
--------------------------------------------------
o    RECEIVABLES POOL                        5
--------------------------------------------------
     -    Composition of the
           Receivables Pool                  6
--------------------------------------------------
     -    New/Used Distribution              6
--------------------------------------------------
     -    Distribution by APR                7
--------------------------------------------------
     -    Geographic Distribution            8
--------------------------------------------------
     -    Selection Criteria                 9
--------------------------------------------------
o    NET CREDIT LOSS AND DELINQUENCY
     EXPERIENCE                              9
--------------------------------------------------
     -    CFC Net Credit Loss and
           Repossession Experience          10
--------------------------------------------------
     -    CFC Delinquency Experience        11
--------------------------------------------------
o    PAYMENTS ON THE SECURITIES             11
--------------------------------------------------
     -    Payment Dates                     11
--------------------------------------------------
     -    Interest Payments                 11
--------------------------------------------------
     -    Principal Payments                12
--------------------------------------------------
     -    Optional Redemption               13
--------------------------------------------------
o    FLOW OF FUNDS                          13
--------------------------------------------------
     -    Sources of Funds Available for
           Distribution                     13
--------------------------------------------------
     -    Application of Available Funds    14
--------------------------------------------------
o    CREDIT ENHANCEMENT                     15
--------------------------------------------------
     -    Overcollateralization             15
--------------------------------------------------
     -    Excess Interest Collections       16
--------------------------------------------------
     -    Reserve Fund                      16
--------------------------------------------------
     -    Subordinated Certificates         17
--------------------------------------------------
o    SERVICING                              17
--------------------------------------------------
     -    Compensation                      17


                           TRANSACTION ILLUSTRATION

                         on or about November 6, 2000
                           (approximate $ thousands)




                      ---------------------------------
                      CHRYSLER FINANCIAL COMPANY L.L.C.
                            [Seller and Servicer]
                      ---------------------------------


--------------------------------------
DAIMLERCHRYSLER RETAIL RECEIVABLES LLC
      [Special Purpose Entity]
--------------------------------------


                                              $1,899,994            $4,535
                                              receivables           reserve
                                                                     fund
      -------------------------
        Overcollateraliation
              $86,158
     --------------------------



                                                               ---------
---------------     ------------------------------------       BANK ONE,
Certificates(1)      DAIMLERCHRYLSER AUTO TRUST 2000-D            N.A.
   $58,950                     [Issuer]                        [Indenture
---------------     ------------------------------------         Trustee]
                                                               ----------



-------------------                                      ---------
 CHASE MANHATTAN               ------------              A-2 Notes
BANK USA, NATIONAL             A-1 Notes(1)              $550,000
   ASSOCIATION                   $254,886
 [Owner Trustee]              -------------              A-3 Notes
-------------------                                      $600,000

                                                         A-4 Notes
                                                         $350,000
                                                         ---------

-------------------------------------------------------------------------------
(1) Not being offered publicly or in this document. The certificates are subordinated.

                          PARTIES TO THE TRANSACTION

-------------------------------------------------------------------------------

--------------------------- ---------------------------------------------------
             Entity                          Description

--------------------------- ---------------------------------------------------
DaimlerChrysler Auto        o  Issuer of the securities
Trust 2000-D                o  A Delaware business trust
                            o  Principal office is in Wilmington, Delaware

--------------------------- ---------------------------------------------------
Chrysler Financial Company  o  Seller of the receivables to the trust
L.L.C. ("CFC")              o  Servicer of the receivables
                            o  An indirect wholly-owned subsidiary of
                               DaimlerChrysler AG
                            o  A Michigan limited liability company
                            o  Originator of CFC receivables
--------------------------- ---------------------------------------------------
Bank One, N.A.(1)           o  Indenture trustee
                            o  Performs duties for the benefit of the
                               noteholders
--------------------------- ---------------------------------------------------
Chase Manhattan             o  Owner trustee
Bank USA, National          o  Performs duties on behalf of the trust and
Association.(1)                certificateholders
--------------------------- ---------------------------------------------------
DaimlerChrysler Retail      o  A special-purpose financing entity
Receivables LLC             o  A Michigan limited liability company, formerly
                               named Premier Receivables L.L.C.
                            o  An indirect wholly-owned subsidiary of CFC
                            o  Initial holder of the subordinated certificates
                            o  Initial owner of rights to overcollateralization
                               distributions and residual cash flows
--------------------------- ---------------------------------------------------
(1) The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.


                               SECURITIES ISSUED

     The trust will issue $1,813,836,000 of securities, comprised of both notes and certificates.

-------------------------------------------------------------------------------
                            Total Securities Issued
----------------- ------------------ ------------------- ----------------------
                                       Fixed Per Annum
    Security       Principal Amount     Interest Rate         Legal Final
----------------- ------------------ ------------------- ----------------------
A-1 Notes(1)          $254,886,000            %                    n/a
----------------- ------------------ ------------------- ----------------------
A-2 Notes             $550,000,000            %                 June 2003
----------------- ------------------ ------------------- ----------------------
A-3 Notes             $600,000,000            %                January 2005
----------------- ------------------ ------------------- ----------------------
A-4 Notes             $350,000,000            %                 March 2006
----------------- ------------------ ------------------- ----------------------
Certificates(1)        $58,950,000           n/a                   n/a
----------------- ------------------ ------------------- ----------------------
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
-------------------------------------------------------------------------------

     Other points to consider include:

          o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

          o the offered securities will be issued on or about November 6, 2000 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

          o by November 6, 2000, two nationally recognized rating agencies will rate the offered securities in the highest investment rating category.

                               RECEIVABLES POOL

     On November 6, 2000, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of October 24, 2000 (the "Cut-off Date").

     The receivables pool had the following characteristics:

      ------------------------------------------------------------------

                      Composition of the Receivables Pool

                            As of October 24, 2000

      Aggregate Principal Balance                    $1,899,993,837.54
      --------------------------------------------- --------------------
      Number of Receivables                               101,590
      --------------------------------------------- --------------------
      Average Principal Balance                         $18,702.57
      --------------------------------------------- --------------------
      Weighted Average APR                                 8.56%
      --------------------------------------------- --------------------
      Weighted Average Original Term                   60.61 months
      --------------------------------------------- --------------------
      Weighted Average Remaining Term                  58.03 months
      --------------------------------------------- --------------------
      As a Percentage of the Aggregate
      Principal Balance:
      --------------------------------------------- --------------------
            Receivables with Recourse to Dealers           1.20%
      --------------------------------------------- --------------------


     The receivables pool had the following new vehicle/used vehicle distribution:


--------------------------------------------------------------------------------------------------

                 New/Used Distribution of the Receivables Pool
                            As of October 24, 2000



                                              --------------------- --------------------
                                                       New                  Used
                                              --------------------- --------------------
Aggregate Principal Balance                     $1,582,427,220.20     $317,566,617.34
--------------------------------------------- --------------------- --------------------
Percentage of Aggregate Principal Balance            83.29%               16.71%
--------------------------------------------- --------------------- --------------------
Number of Receivables                                79,159               22,431
--------------------------------------------- --------------------- --------------------
Percentage of Receivables                            77.92%               22.08%
--------------------------------------------- --------------------- --------------------



The receivables pool had the following distribution by APR:


------------------------------------------------------------------------------------------------------------
                                 Distribution by APR of the Receivables Pool
                                           As of October 24, 2000
     ---------------------- ------------------- -------------------------- -----------------------------
           APR Range            Number of               Aggregate              Percent of Aggregate
                               Receivables          Principal Balance          Principal Balance(1)
     ---------------------- ------------------- -------------------------- -----------------------------
     0.00% to 5.00%               22,029              $456,453,794.57                  24.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     5.01% to 6.00%                3,967                95,639,862.98                   5.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     6.01% to 7.00%                2,463                58,241,987.97                   3.1%
     ---------------------- ------------------- -------------------------- -----------------------------
     7.01% to 8.00%                3,796                67,670,011.44                   3.6%
     ---------------------- ------------------- -------------------------- -----------------------------
     8.01% to 9.00%               15,059               263,426,443.59                  13.9%
     ---------------------- ------------------- -------------------------- -----------------------------
     9.01% to 10.00%              14,496               264,552,773.77                  13.9%
     ---------------------- ------------------- -------------------------- -----------------------------
     10.01% to 11.00%             11,465               216,066,273.94                  11.4%
     ---------------------- ------------------- -------------------------- -----------------------------
     11.01% to 12.00%              8,813               162,942,489.64                   8.6%
     ---------------------- ------------------- -------------------------- -----------------------------
     12.01% to 13.00%              6,804               119,650,931.19                   6.3%
     ---------------------- ------------------- -------------------------- -----------------------------
     13.01% to 14.00%              4,307                70,417,047.87                   3.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     14.01% to 15.00%              2,526                39,570,860.63                   2.1%
     ---------------------- ------------------- -------------------------- -----------------------------
     15.01% to 16.00%              1,746                25,980,041.26                   1.4%
     ---------------------- ------------------- -------------------------- -----------------------------
     16.01% to 17.00%              1,240                19,597,743.53                   1.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     17.01% to 18.00%              1,348                20,184,117.74                   1.1%
     ---------------------- ------------------- -------------------------- -----------------------------
     18.01% to 19.00%                465                 6,247,360.39                   0.3%
     ---------------------- ------------------- -------------------------- -----------------------------
     19.01% to 20.00%              1,032                12,910,472.11                   0.7%
     ---------------------- ------------------- -------------------------- -----------------------------
     Greater than 20.00%              34                   441,624.92                   0.0%
     ---------------------- ------------------- -------------------------- -----------------------------
     Totals                      101,590            $1,899,993,837.54                 100.0%
     ---------------------- ------------------- -------------------------- -----------------------------
(1)  Percentages may not add to 100.0% because of rounding.
--------------------------------------------------------------------------------------------------------


     The following table lists the ten states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 2.7% of the aggregate principal balance of the receivables pool as of October 24, 2000.

-------------------------------------------------------------------------------
                Geographic Distribution of the Receivables Pool
                            As of October 24, 2000
      ------------------------------ -------------------------------------------
                                            Percentage of Aggregate
                      State                  Principal Balance (1)
      ------------------------------ -------------------------------------------
      Pennsylvania                                     8.2%
      ------------------------------ -------------------------------------------
      Texas                                            8.0%
      ------------------------------ -------------------------------------------
      New York                                         7.9%
      ------------------------------ -------------------------------------------
      California                                       6.7%
      ------------------------------ -------------------------------------------
      Illinois                                         6.4%
      ------------------------------ -------------------------------------------
      Florida                                          4.9%
      ------------------------------ -------------------------------------------
      New Jersey                                       4.3%
      ------------------------------ -------------------------------------------
      Georgia                                          3.8%
      ------------------------------ -------------------------------------------
      North Carolina                                   3.5%
      ------------------------------ -------------------------------------------
      Massachusetts                                    3.2%
      ------------------------------ -------------------------------------------
      All Other                                       43.1%
      ------------------------------ -------------------------------------------
      Total                                          100.0%
      ------------------------------ -------------------------------------------
(1) Percentages may not add to 100.0% because of rounding.
--------------------------------------------------------------------------------


Selection Criteria

     We used the following criteria to select the receivables pool:

          o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

          o Interest on each receivable is computed using the simple interest method.

          o    As of October 24, 2000:

               - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment);

               -    no receivable was the subject of a bankruptcy proceeding;

               -    each receivable had a principal balance of at least
                    $300.00; and

               - each receivable had a scheduled maturity after April 1, 2002 and on or before October 31, 2006.

The seller believes its selection procedures are not adverse to securityholders.

                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

     Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

     The following tables detail the net credit loss, repossession and delinquency experience of CFC's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

     o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks, and

     o    previously sold contracts which CFC continues to service.

     Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

     We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

-------------------------------------------------------------------------------------------------------------------------
                                  CFC Net Credit Loss and Repossession Experience

                                          Nine-Months
                                       Ended September 30,                     Year Ended December 31,
                                   ----------------------------  ----------------------------------------------------
                                       2000          1999           1999        1998          1997         1996
                                   ----------------------------  ----------------------------------------------------
Average Portfolio Outstanding
   During the Period ($ Millions)      $29,797       $25,848        $26,191       $23,581      $21,485       $21,062
---------------------------------------------------------------  ----------------------------------------------------
Average Number of Contracts                                       1,835,534     1,747,846    1,688,525     1,671,405
   Outstanding During the Period     1,973,395     1,821,954
---------------------------------------------------------------  ----------------------------------------------------
Repossessions as a Percentage of
   Average Number of Contracts
   Outstanding (3)                       1.83%         2.16%          2.16%         2.77%        3.40%         3.82%
---------------------------------------------------------------  ----------------------------------------------------
Net Credit Losses as a Percentage
   of Liquidations (1) (2)               1.67%         1.90%          1.91%         2.77%        3.36%         3.17%
---------------------------------------------------------------  ----------------------------------------------------
Net Credit Losses as a Percentage        0.74%         0.96%          0.98%         1.39%        1.80%         1.68%
   of Average Portfolio
   Outstanding (1) (3)
---------------------------------------------------------------------------------------------------------------------
(1)  Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which CFC failed to recover on receivables that were prepaid or charged off.

(2) Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

(3) Percentages have been annualized for the nine months ended September 30, 2000 and 1999 and are not necessarily indicative of the experience for the entire year.

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                          CFC Delinquency Experience

                                  At September 30,                           At December 31,
                             ----------------------------  ----------------------------------------------------
                                 2000          1999           1999        1998          1997         1996
                             ----------------------------  ----------------------------------------------------
Portfolio ($ Millions)           $32,161       $27,090        $27,255       $24,854      $21,879       $21,197
---------------------------------------------------------  ----------------------------------------------------
Delinquencies as a
Percentage of the Portfolio
---------------------------------------------------------  ----------------------------------------------------
31 - 60 Days                       1.36%         1.58%          1.78%         2.27%        3.24%         3.98%
---------------------------------------------------------  ----------------------------------------------------
61 Days or More                    0.16%         0.16%          0.17%         0.20%        0.46%         0.55%
---------------------------------------------------------  ----------------------------------------------------
Total                              1.52%         1.74%          1.95%         2.47%        3.70%         4.53%
---------------------------------------------------------------------------------------------------------------



                                            PAYMENTS ON THE SECURITIES

Payment Dates

     o Interest and principal will be payable on the 8th of each month. If the 8th is not a business day, then interest and principal will be payable on the next business day.

     o    The first payment will be on December 8, 2000.

     o Payments will be payable to securityholders of record on the business day before the payment date.

Interest Payments

     o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

     o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

     o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

------------------------ ----------------------------- ------------------------
    Days in Initial          Days in Subsequent         Day Count Convention
Interest Accrual Period   Interest Accrual Periods
------------------------ ----------------------------- ------------------------
                              From          To
                           (including)   (excluding)
------------------------ -------------- -------------- ------------------------
        32 days              Prior         Current            actual/360
                          payment date   payment date
------------------------ -------------- -------------- ------------------------


     o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

------------------------ --------------------------- --------------------------
    Days in Initial        For Subsequent Interest     Day Count Convention
Interest Accrual Period        Accrual Periods
------------------------ --------------------------- --------------------------
        32 days              1/12th of per annum              30/360
                                interest rate
------------------------ --------------------------- --------------------------

     o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

     Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

     o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections.

     o Principal of each class of notes will generally be repaid over a span of several consecutive months.

     o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

     o The certificates will not receive any principal payments until all notes are paid in full.

     o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

     o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

     o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

     Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

     The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $189,999,384 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.

                                 FLOW OF FUNDS

Sources of Funds Available for Distribution

     Funds from the following sources may be available to make payments on the securities on each payment date:

     o collections received on the receivables during the prior calendar month,

     o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

     o investment earnings on the reserve fund received during the prior calendar month,

     o    administrative and/or warranty repurchases, and

     o    the reserve fund.


Application of Available Funds

     On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:

-------------------------------------------------------------------------------

                             Monthly Flow of Funds

             ----------------------------------------------------
                               pay servicing fee
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                       pay accrued interest on the notes
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                            replenish reserve fund,
                    if necessary, up to the initial amount
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-1 notes
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                         pay the overcollateralization
                        distribution amount, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-2 notes
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-3 notes
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-4 notes
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                      pay up to the outstanding principal
                          amount of the certificates
             ----------------------------------------------------
                                      |
                                      V
             ----------------------------------------------------
                   distribute remaining balance, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------

-------------------------------------------------------------------------------

                              CREDIT ENHANCEMENT

     The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

     Overcollateralization is represented by the principal balance of receivables in excess of the principal balance of the securities. The initial overcollateralization amount of $86,157,837.54 is equal to the initial receivables balance of $1,899,993,837.54 minus the initial principal amount of the securities of $1,813,836,000.00. This excess collateral is intended to protect noteholders from losses on the receivables.

     The Trust will attempt to maintain an overcollateralization amount (i.e., the amount by which the principal balance of the receivables exceeds the principal balance of the securities) at least equal to 5.25% of the principal balance of the receivables as of the prior calendar month end. Once the Class A-1 Notes are paid in full, total funds available (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to the payment of principal of the securities and (ii) to pay the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin making payments of the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC on the same payment date on which the A-1 notes are paid in full. No overcollateralization distribution will be made in any month in which the balance of the reserve fund is below $4,534,590.00. The overcollateralization distribution amount to be distributed on each payment date will be the greater of:

     (i)  $0.00

     Or

     (ii) the lesser of (a) D - [S - (P x 94.75%)] or (b) D minus the A-1 notes balance immediately prior to the current payment date where:

         Total funds available         (               accrued                 )
   D = for distribution (except  minus ( servicing + interest on +   reserve   )
         for the reserve fund)         (    fee       the notes    fund deposit)

   S = The outstanding principal amount of the securities as of the prior payment date, after giving effect to payments made on that date

   P = The outstanding principal balance of the receivables as of the prior calendar month end.

Excess Interest Collections

     "Excess Interest Collections" are equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month and
(ii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month, (ii) accrued interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $4,534,590.00.

     Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the securities as described above under the "Overcollateralization" section.

     If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

     o On November 6, 2000, the seller will provide funds from the proceeds of its sale of receivables to establish a $4,534,590.00 reserve fund.

     o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

     o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

     o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

     o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

     o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

     o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

     o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

     As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                                   SERVICING

Compensation

     o    The servicer will be compensated on a monthly basis.

     o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

     o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from October 24 to November 30, 2000 on a 30/360 basis, or 37 days over 360.

     o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

     o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.